ANNOVIS BIO, INC. Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on June 17, 2026 at 10:00 a.m. ET This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at https://web.viewproxy.com/annovisbio/2026 If you want to receive a paper or e-mail copy of these documents, you must request one by following the instructions below on or before June 8, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. You must use the 11-digit Virtual Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials. CONTROL NUMBER STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of Annovis Bio, Inc.: The 2026 Annual Meeting of Stockholders of Annovis Bio, Inc. will be held virtually on Wednesday, June 17, 2026 at 10:00 a.m. ET. In order to attend the meeting, you must register at https://web.viewproxy.com/annovisbio/2026 by 11:59 PM EDT on June 16, 2026. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting - What do I need to do to attend the Annual Meeting virtually?”. The Board of Directors recommends a vote “FOR” all the nominees listed in Proposal 1, “FOR” Proposals 2, 3 and 4, and “2-YEARS” on Proposal 5. 1. ELECTION OF DIRECTORS: (1) Michael Hoffman (2) Maria Maccecchini (3) Claudine Bruck (4) Reid McCarthy (5) Mark White 2. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 3. To approve an amendment to the Annovis Bio, Inc. 2019 Equity Incentive Plan (the “Option Plan”) 4. To approve an advisory (non-binding) proposal on our executive compensation 5. To approve an advisory (non-binding) proposal regarding the frequency with which stockholders should vote on our executive compensation Note: To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Internet: Go to https://web.viewproxy.com/annovisbio/2026 Have the 11-digit Virtual Control Number available when you access the website and follow the instructions. Telephone: Call 1-877-777-2857 Toll Free E-Mail: By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Virtual Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: Via Internet prior to the Annual Meeting: Go to https://www.web.viewproxy.com/annovisbio/2026 Have your 11-digit Virtual Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to https://www.web.viewproxy.com/annovisbio/2026 You must register in advance to attend the Annual Meeting and vote your shares. Have your 11-digit Virtual Control Number available during the Annual Meeting in order to vote. Via Telephone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your 11-digit Control Number available. Follow the voting instructions to vote your shares. Via Mail: Follow the instructions above to request materials for this Annual Meeting which includes a proxy card. Follow the instructions on the proxy card for voting by mail. VOTING METHODS ANNOVIS BIO, INC. CONTROL NUMBER